UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2012

BROADVIEW INSTITUTE, INC.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-8505	41-0641789
(Commission File Number)	(IRS Employer
Identification No.)

8147 Globe Drive
Woodbury, Minnesota  55125
(Address of Principal Executive Offices and Zip Code)

(651) 332-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07             Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Broadview Institute, Inc. shareholders was held on August 23, 2012 in Woodbury, Minnesota.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, there was no solicitation in opposition to management’s nominees, and the following persons were elected directors of the Company to serve until the next annual meeting of the shareholders and until their successors shall have been duly elected and qualified:

Nominee	Votes For	Votes Abstained	Broker Non-Vote
Robert Kramarczuk	6,965,962	163,903	1,066,008
James Redpath	6,965,962	163,903	1,066,008
Terry Myhre	6,964,780	165,085	1,066,008
Norm Winer	6,965,962	163,903	1,066,008
Roger Kuhl	6,965,962	164,903	1,066,008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2012
BROADVIEW INSTITUTE, INC.

By:	/s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer